AMENDED AND RESTATED SCHEDULE A TO GLOBAL X FUNDS DISTRIBUTION AND SERVICE PLAN As of May 22, 2025 Name of Fund Date Fund Approved by Board Date Board Approved Continuance of I/A/A Date Fund Commenced Operations Global X MSCI Norway ETF October 2, 2009 November 19, 2024 November 9, 2010 Global X MSCI Argentina ETF December 5, 2008 November 19, 2024 March 2, 2011 Global X MSCI Colombia ETF December 5, 2008 November 19, 2024 February 5, 2009 Global X MSCI China Consumer Discretionary ETF October 2, 2009 November 19, 2024 November 30, 2009 Global X Copper Miners ETF March 26, 2010 November 19, 2024 April 19, 2010 Global X Silver Miners ETF March 26, 2010 November 19, 2024 April 19, 2010 Global X Lithium & Battery Tech ETF June 4, 2010 November 19, 2024 July 22, 2010 Global X Uranium ETF June 4, 2010 November 19, 2024 November 4, 2010 Global X Gold Explorers ETF August 27, 2010 November 19, 2024 November 3, 2010 Global X FTSE Southeast Asia ETF November 17, 2010 November 19, 2024 February 16, 2011 Global X SuperDividend® ETF February 25, 2011 November 19, 2024 June 8, 2011 Global X MLP ETF May 11, 2011 November 19, 2024 April 18, 2012 Global X MSCI Greece ETF August 19, 2011 November 19, 2024 December 7, 2011 Global X Disruptive Materials ETF August 19, 2011 November 19, 2024 January 24, 2022 Global X Social Media ETF August 19, 2011 November 19, 2024 November 14, 2011 Global X SuperIncome™ Preferred ETF February 24, 2012 November 19, 2024 July 16, 2012 Global X SuperDividend® REIT ETF February 24, 2012 November 19, 2024 March 16, 2015 Global X Guru® Index ETF May 25, 2012 November 19, 2024 June 4, 2012 Global X SuperDividend® U.S. ETF November 16, 2012 November 19, 2024 March 11, 2013 Global X MLP & Energy Infrastructure ETF February 22, 2013 November 19, 2024 August 6, 2013 Global X MSCI SuperDividend® Emerging Markets ETF November 14, 2014 November 19, 2024 March 16, 2015 Global X Alternative Income ETF March 10, 2015 November 19, 2024 July 13, 2015 Global X Renewable Energy Producers ETF April 21, 2015 November 19, 2024 May 27, 2015 Global X S&P 500® Catholic Values ETF May 29, 2015 November 19, 2024 April 18, 2016 Global X Internet of Things ETF November 13, 2015 November 19, 2024 September 12, 2016 Global X FinTech ETF November 13, 2015 November 19, 2024 September 12, 2016 Global X Conscious Companies ETF November 13, 2015 November 19, 2024 July 11, 2016 Global X Robotics & Artificial Intelligence ETF February 26, 2016 November 19, 2024 September 12, 2016 Global X Aging Population ETF February 26, 2016 November 19, 2024 May 9, 2016 Global X Millennial Consumer ETF February 26, 2016 November 19, 2024 May 4, 2016 Global X MSCI SuperDividend® EAFE ETF September 9, 2016 November 19, 2024 November 14, 2016 Global X U.S. Infrastructure Development ETF February 24, 2017 November 19, 2024 March 6, 2017 Global X U.S. Preferred ETF February 24, 2017 November 19, 2024 September 11, 2017 Global X Artificial Intelligence & Technology ETF February 23, 2018 November 19, 2024 May 11, 2018 Global X Autonomous & Electric Vehicles ETF February 23, 2018 November 19, 2024 April 13, 2018 Global X S&P 500® Quality Dividend ETF May 23, 2018 November 19, 2024 July 13, 2018 Global X E-commerce ETF May 23, 2018 November 19, 2024 November 27, 2018 Global X Genomics & Biotechnology ETF May 23, 2018 November 19, 2024 April 5, 2019 Global X Adaptive U.S. Factor ETF May 23, 2018 November 19, 2024 August 24, 2018 Global X DAX Germany ETF September 13, 2018 November 19, 2024 December 24, 2018 Global X NASDAQ 100 Covered Call ETF September 13, 2018 November 19, 2024 December 24, 2018 Global X S&P 500® Covered Call ETF September 13, 2018 November 19, 2024 December 24, 2018 Global X Cloud Computing ETF November 13, 2018 November 19, 2024 April 12, 2019 Meeting Book - May 22, 2025 Meeting of the Board of Trustees - Consideration and Approval of New Series of the Trust: Global X S&P 500fi Christi... 198 Name of Fund Date Fund Approved by Board Date Board Approved Continuance of I/A/A Date Fund Commenced Operations Global X Dorsey Wright Thematic ETF November 13, 2018 November 19, 2024 October 25, 2019 Global X Russell 2000 Covered Call ETF November 13, 2018 November 19, 2024 April 17, 2019 Global X Cybersecurity ETF June 13, 2019 November 19, 2024 October 25, 2019 Global X Video Games & Esports ETF June 13, 2019 November 19, 2024 October 25, 2019 Global X Emerging Markets Bond ETF February 18, 2020 November 19, 2024 June 1, 2020 Global X S&P Catholic Values Developed ex-U.S. ETF February 18, 2020 November 19, 2024 June 22, 2020 Global X Variable Rate Preferred ETF February 18, 2020 November 19, 2024 June 22, 2020 Global X HealthTech ETF May 29, 2020 November 19, 2024 July 29, 2020 Global X S&P Catholic Values U.S. Aggregate Bond ETF May 29, 2020 November 19, 2024 Global X S&P 500 Covered Call & Growth ETF May 29, 2020 November 19, 2024 September 18, 2020 Global X Nasdaq 100 Covered Call & Growth ETF May 29, 2020 November 19, 2024 September 18, 2020 Global X CleanTech ETF May 29, 2020 November 19, 2024 October 27, 2020 Global X Data Center & Digital Infrastructure ETF July 30, 2020 November 19, 2024 October 27, 2020 Global X Adaptive U.S. Risk Management ETF November 11, 2020 November 19, 2024 January 12, 2021 Global X Clean Water ETF February 26, 2021 November 19, 2024 April 8, 2021 Global X Nasdaq 100 Tail Risk ETF May 21, 2021 November 19, 2024 August 25, 2021 Global X Nasdaq 100 Risk Managed Income ETF May 21, 2021 November 19, 2024 August 25, 2021 Global X Nasdaq 100 Collar 95-110 ETF May 21, 2021 November 19, 2024 August 25, 2021 Global X S&P 500 Tail Risk ETF May 21, 2021 November 19, 2024 August 25, 2021 Global X S&P 500 Risk Managed Income ETF May 21, 2021 November 19, 2024 August 25, 2021 Global X S&P 500 Collar 95-110 ETF May 21, 2021 November 19, 2024 August 25, 2021 Global X Blockchain ETF May 21, 2021 November 19, 2024 July 12, 2021 Global X AgTech & Food Innovation ETF May 21, 2021 November 19, 2024 July 12, 2021 Global X Hydrogen ETF May 21, 2021 November 19, 2024 July 12, 2021 Global X Solar ETF May 21, 2021 November 19, 2024 September 8, 2021 Global X Wind Energy ETF May 21, 2021 November 19, 2024 September 8, 2021 Global X MSCI Vietnam ETF August 4, 2021 November 19, 2024 December 7, 2021 Global X Blockchain & Bitcoin Strategy ETF September 17, 2021 November 19, 2024 November 15, 2021 Global X Information Technology Covered Call & Growth ETF November 12, 2021 November 19, 2024 November 21, 2022 Global X Dow 30® Covered Call ETF November 12, 2021 November 19, 2024 February 23, 2022 Global X Interest Rate Volatility & Inflation Hedge ETF February 25, 2022 November 19, 2024 July 5, 2022 Global X Interest Rate Hedge ETF February 25, 2022 November 19, 2024 July 5, 2022 Global X Russell 2000 Covered Call & Growth ETF August 10, 2022 November 19, 2024 October 4, 2022 Global X Emerging Markets ex-China ETF September 16, 2022 November 19, 2024 May 12, 2023 Global X Emerging Markets Great Consumer ETF September 16, 2022 November 19, 2024 May 12, 2023 Global X PropTech ETF November 11, 2022 November 19, 2024 April 11, 2023 Global X U.S. Cash Flow Kings 100 ETF February 24, 2023 November 19, 2024 July 10, 2023 Global X Dow 30® Covered Call & Growth ETF May 19, 2023 November 19, 2024 July 25, 2023 Global X 1-3 Month T-Bill ETF May 19, 2023 November 19, 2024 June 21, 2023 Meeting Book - May 22, 2025 Meeting of the Board of Trustees - Consideration and Approval of New Series of the Trust: Global X S&P 500fi Christi... 199 Name of Fund Date Fund Approved by Board Date Board Approved Continuance of I/A/A Date Fund Commenced Operations Global X Defense Tech ETF May 19, 2023 November 19, 2024 September 11, 2023 Global X Brazil Active ETF May 19, 2023 November 19, 2024 August 16, 2023 Global X India Active ETF May 19, 2023 November 19, 2024 August 17, 2023 Global X Bitcoin Trend Strategy ETF August 17, 2023 November 19, 2024 March 20, 2024 Global X S&P 500 Quality Dividend Covered Call ETF August 17, 2023 November 19, 2024 May 7, 2024 Global X MLP & Energy Infrastructure Covered Call ETF March 7, 2024 November 19, 2024 May 7, 2024 Global X Infrastructure Development ex- U.S. ETF March 7, 2024 November 19, 2024 August 28, 2024 Global X Russell 2000 ETF March 7, 2024 November 19, 2024 June 4, 2024 Global X Short-Term Treasury Ladder ETF May 21, 2024 November 19, 2024 September 9, 2024 Global X Intermediate-Term Treasury Ladder ETF May 21, 2024 November 19, 2024 September 9, 2024 Global X Long-Term Treasury Ladder ETF May 21, 2024 November 19, 2024 September 9, 2024 Global X Bitcoin Covered Call Strategy ETF May 21, 2024 November 19, 2024 Global X U.S. Electrification ETF September 18, 2024 November 19, 2024 December 17, 2024 Global X S&P 500 U.S. Revenue Leaders ETF January 24, 2025 April 15, 2025 Global X S&P 500 U.S. Market Leaders Top 50 ETF January 24, 2025 April 15, 2025 Global X Investment Grade Corporate Bond ETF March 4, 2025 Global X Treasury Bond Enhanced Income ETF March 4, 2025 Global X PureCapSM MSCI Information Technology ETF March 4, 2025 Global X PureCapSM MSCI Communication Services ETF March 4, 2025 Global X PureCapSM MSCI Consumer Discretionary ETF March 4, 2025 Global X PureCap℠ MSCI Energy ETF May 22, 2025 Global X PureCap℠ MSCI Consumer Staples ETF May 22, 2025 Global X S&P 500® Christian Values ETF May 22, 2025 Global X U.S. 500 ETF May 22, 2025 Meeting Book - May 22, 2025 Meeting of the Board of Trustees - Consideration and Approval of New Series of the Trust: Global X S&P 500fi Christi... 200